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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)     May 3, 1999
                                                 -------------------------

                              Armor Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                        0-18863                 59-3392443
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)

13386 International Parkway, Jacksonville, Florida             32218
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   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (904)741-5400
                                                   -----------------------------

         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events
        ------------

    On May 3, 1999, Armor Holdings, Inc. (the "Company") issued a press release concerning earnings for the quarter ended March 31, 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety.

Item 7. Financial Statements and Exhibits
        ---------------------------------

(a) Financial Statements.

     Not applicable.

(b) Unaudited Pro Forma Financial Information.

     Not applicable.

(c) Exhibits.

     The following Exhibits are filed herewith as part of this report:

    Exhibit No.
    -----------

    99.1 Copy of the Company's press release, dated May 3, 1999, publicly announcing the quarterly earnings reported herein.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              ARMOR HOLDINGS, INC.



                              By: /s/ Robert R. Schiller
                                 ---------------------------
                                 Name: Robert R. Schiller
                                 Title: Vice President-Corporate Development

Dated: May 3, 1999


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                               INDEX TO EXHIBITS


Exhibit No.         Description                                  Page No.
-----------         -----------                                  --------

99.1                Copy of the Company's press release, dated       4
                    May 3, 1999, publicly announcing the
                    quarterly earnings reported herein.